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                                                                   Exhibit 10.23


                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         This First Amendment to the Second Amended and Restated Loan and Security Agreement ("Amendment"), dated October 20, 1999, is entered into by and among each of the corporations referred to as a Borrower on the signature pages attached hereto (each of the foregoing individually, a "Borrower" and collectively, "Borrowers") and Mellon Bank, N.A. ("Lender").

                                   BACKGROUND

         A. Lender and Borrowers are parties to a certain Second Amended and Restated Loan and Security Agreement dated September 24, 1999 (as heretofore or hereafter amended, modified, supplemented or replaced from time to time ("Loan Agreement").

         B. In conjunction with arrangements to consummate the Spin-Off, and as a result of the variation of Borrowers' actual performance from projections previously delivered to Lender, Borrowers have determined a need to modify the required minimum Excess Borrowing Availability set forth in Section 8.5(b) of the Loan Agreement. Lender is willing to accommodate Borrowers' request subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, the parties hereto, intended to be legally bound, hereby promise and agree as follows:

         1. Excess Borrowing Availability ATC. Section 8.5(b)(iv) of the Loan Agreement is hereby amended to read as follows: "Lender shall have received evidence on the date subsections (i) and (ii) above are satisfied that, after giving effect to the payment described in subsection (i) above, Staff Builders and the ATC Group have a minimum Excess Borrowing Availability (as defined in the ATC Loan Documents) of $1,000,000."

         2. Excess Borrowing Availability TLC. Section 8.5(b)(v) of the Loan Agreement is hereby amended to read as follows: "Lender shall have received evidence on the date subsections (i) and (ii) above are satisfied that, after giving effect to the payment described in subsection (i) above, Borrowers have a minimum Excess Borrowing Availability of $1,100,000."

         3. Future Excess Availability Covenant. Section 6.12(d) of the Loan Agreement is hereby amended to read as follows:

                  "Borrowers shall have and maintain, on a consolidated basis, an Excess Formula Availability of not less than $1,000,000 on Thursday of each week and not less than $1,500,000 on Friday of each week (measured at 2:00 p.m. on every such date); provided, however, that for the period from October 1, 1999 through December 11, 1999 (solely for the purposes of this covenant),



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                  clause (i) of the definition of Excess Formula Availability shall mean 'an amount equal to eighty percent (80%) of Qualified Accounts.' "

         4. Amendment Fee. In consideration of the agreements and undertaking set forth herein, Lender has hereby earned an amendment fee of $20,000, which shall be paid by Borrowers on October 21, 1999.

         5. Acknowledgment, Waiver and Release. Borrowers acknowledge and agree that the outstanding principal indebtedness under the Loan Agreement as of the close of business on October 19, 1999 is $15,840,965.24, which, together with accrued interest, fees and expenses, is owing without offset, defense, deduction, claim or counterclaim. Borrowers each waive any defense of any kind or nature whatsoever to their obligations to Lender and each releases and discharges Lender, its successors, assigns, officers, agents and representatives, of and from any and all claims, demands, counterclaims, cross-claims, losses, liabilities and damages, whether direct or indirect, known or unknown, matured or contingent, due or to become due, asserted or unasserted, at law or in equity.

         6. No Waiver by Lender. This Amendment does not and shall not be deemed to constitute a waiver by Lender of any breach or violation of any representation, warranty or covenant made or agreed to by any Borrower under the Loan Agreement as amended hereby, and all of Lender's claims and rights and rights resulting from any such breach or misrepresentation by any Borrower, are expressly reserved by Lender. This Amendment does not obligate Lender to agree to any further extension or any other modification of the Loan Agreement nor does it constitute a waiver of any other rights or remedies of Lender.

         7. Incorporation. This Amendment shall amend, and is incorporated into and made part of, the Loan Agreement. All references to the Loan Agreement shall mean the Loan Agreement as amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Loan Agreement, the terms and provisions hereof shall control. Except as expressly amended by this Amendment, all of the terms and conditions of the Loan Agreement continue unchanged and remain in full force and effect.

         8. No Modification. No modification hereof or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought. This Amendment supersedes any drafts or prior versions of this document and represents the final agreement of the parties regarding the subject matter hereof.

         9. Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, excluding its conflict of laws rule.



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         11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature by facsimile shall also bind the parties hereto.

                  [Remainder of page intentionally left blank]

                         [SIGNATURES ON FOLLOWING PAGE]



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         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first written above.

                                             LENDER:

                                             MELLON BANK, N.A.

                                             By: /s/ Jeffrey G. Saperstein
                                                --------------------------------
                                             Name:  Jeffrey G. Saperstein
                                             Title: Vice President

                                   BORROWERS:

ALBERT GALLATIN HOME CARE, INC.,
     a Delaware corporation

ALBERT GALLATIN SERVICES CORPORATION,
     a Pennsylvania corporation

CARECO, INC.,
     a Massachusetts corporation

ETHICARE CERTIFIED SERVICES, INC.,
     a New York corporation

HOME HEALTH CARE, INC.,
     a Maryland corporation

MEDVISIT, INC.,
     a North Carolina corporation

PERSONNEL INDUSTRIES, INC.
     a Maryland corporation

PROFESSIONAL DETAIL SERVICES, INC.,
     a New York corporation

A RELIABLE HOMEMAKER OF MARTIN - ST.
LUCIE COUNTY, INC.,
     a Florida corporation

S.B. ASSURED HOME CARE, INC.,
     a Delaware corporation

S.B.H.F., INC.,
     a New York corporation

S.B.P.P., INC.,
     a Delaware corporation

STAFF BUILDERS, INC.,
     a New York corporation

STAFF BUILDERS HOME HEALTH CARE, INC.,
     a Delaware corporation

STAFF BUILDERS INTERNATIONAL, INC.,
     a New York corporation

STAFF BUILDERS PRESCRIPTION SERVICES, INC., a Colorado corporation

STAFF BUILDERS PRESCRIPTION SERVICES, INC., a Florida corporation

STAFF BUILDERS SERVICES, INC.,
     a New York corporation

ST. LUCIE HOME HEALTH AGENCY, INC.,
     a Florida corporation

T.L.C. HOME HEALTH CARE, INC.,
     a Florida corporation

T.L.C. MEDICARE SERVICES OF BROWARD, INC., a Florida corporation

T.L.C. MEDICARE SERVICES OF DADE, INC.,
     a Florida corporation

T.L.C. MIDWEST, INC.,
     a Delaware corporation


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TENDER LOVING CARE HEALTH CARE SERVICES,
INC.,
     a Connecticut corporation

TENDER LOVING CARE HEALTH CARE SERVICES,
INC.,
     a Delaware corporation

TENDER LOVING CARE HOME CARE SERVICES,
INC.,
     a New York corporation

TENDER LOVING CARE PRIVATE PATIENT
COMPANY, INC.,
     a Florida corporation

U.S. ETHICARE CORPORATION,
     a Delaware corporation

U.S. ETHICARE ALBANY CORPORATION,
     a New York corporation

U.S. ETHICARE CHAUTAUQUA CORPORATION,
     a New York Corporation

U.S. ETHICARE ERIE CORPORATION,
     a New York Corporation

U.S. ETHICARE NIAGARA CORPORATION,
     a New York corporation

U.S. ETHICARE ONONDAGA CORPORATION,
     a New York corporation

                                              By: /s/ Dale R. Clift
                                                 -------------------------------
                                                 Name:  Dale R. Clift
                                                 Title: on behalf of and as
                                                        Executive Vice President
                                                        of each of the foregoing
                                                        corporations

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